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RELEASE, WAIVER OF CLAIMS AND CONSENT OF STOCKHOLDER

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby releases to ATC InSys Technology Inc., ATC Environmental Inc., and their successors, licensees and assigns, exclusively, irrevocably and forever, all of its right, title and interest of every kind and nature whatsoever, in the assets to be sold to ATC InSys Technology Inc. The undersigned hereby waives any and all claims against the Purchased Assets for any past compensation, bonus, distribution, dividend or other consideration or claim for payment from any cause that may have otherwise been due before, at or after the date of closing. The undersigned consents to the sale of the Assets to ATC InSys Technology Inc.

IN  WITNESS  WHEREOF,  this  Release  and  Waiver  has  been
executed on this         day of         , 1996


____________________________________
Signature
Name

Signed in the presence of:

____________________________________
Witness


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             Stock Holders Non-Competition Agreement

Non-Competition Agreement dated as of_____________.  by  and between ATC InSys Technology Inc., a Delaware corporation  (
the   "Purchaser")  and ____________________ an   individual
residing at  _____________________________________ .

WHEREAS, 3D Information Services, Inc. a New Jersey corporation and Mr. DeSaro, the principal stockholder (the "Seller") have entered into an Asset Purchase Agreement dated May 28, 1996 for the sale of substantially all of the Seller's business assets to the Purchaser (the "Purchased Assets"); and

WHEREAS, the Purchaser desires to protect the continuing value of the Purchased Assets; and

NOW, THEREFORE, in consideration of the promises and mutual representations, warranties, covenants and agreements set forth herein and upon the terms and subject to the conditions set forth herein, _______________ hereby agrees to strictly abide by the following covenants for a period of one (1) year after closing:

(a) The undersigned hereby agrees, it will not directly or indirectly:

       (1) disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or company, other than ATC Environmental Inc., Purchaser or their affiliates any information which is not otherwise available regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, customers or clients, or any other confidential information relating to or dealing with the business operations of Seller or the Purchased Assets, made known to them or learned or acquired by them while employed by Seller.

       (2) for themselves or any other person or entity other than Purchaser, hire or induce or attempt to influence any current employee of ATC Environmental Inc. or Purchaser or their affiliates to terminate such employment.

       (3) except for the benefit of Purchaser, use the name
3D  or  represent  to  any potential client  that  they  are
representing   the   business   transferred   to   Purchaser
hereunder.

b) The undersigned hereby agrees that the provisions of this Agreement are reasonable in scope and duration and are necessary to protect Purchaser's bona fide confidential business information, both that developed internally and that purchased from Seller, and to give value to the Purchased Assets and the goodwill associated therewith and to protect Purchaser. The undersigned hereby agrees that the customer names and other customer and business information of the Purchaser and such information purchased by Purchaser from Seller is proprietary, and they agree that a breach of any of these provisions will cause irreparable harm for which money damages alone will not be sufficient compensation and that Purchaser shall have available to it, in addition to any other remedies available by law, equitable remedies, including the remedy of injunction, to enjoin the breach or threatened breach of the provisions of this Agreement.

                                        _________________________
                                        Stockholder Signature
Witness:

_____________________________

ATC InSys Technology Inc.


 /s/ John J. Goodwin
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John J. Goodwin, President